INCOME TAXES	12 Months Ended
Mar. 31, 2025
INCOME TAXES [Abstract]
INCOME TAXES
6.	INCOME TAXES

The United States

The Company’s subsidiary is subject to the Federal and state laws of United States of America. The U.S. Tax Cuts and Jobs Act (the “Tax Reform Act”) was signed into law. The Company’s policy is to recognize accrued interest and penalties related to unrecognized tax benefits in its income tax provision. The Company has not accrued or paid interest or penalties which were not material to its results of operations for the periods presented. Deferred tax asset is not provided for as the tax losses may not be able to carry forward as the Company has not generated operating income yet.

For the years ended March 31, 2025, 2024 and 2023, there were no operating incomes.

British Virgin Islands (“BVI”)

The Company incorporated in the BVI is not subject to tax on income or capital gain. In addition, payments of dividend by the Company to its shareholders are not subject to withholding tax in the BVI.

Cayman Islands

Under the current laws of the Cayman Islands, the Group’s subsidiary is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s principal subsidiaries are incorporated in Hong Kong and are subject to Hong Kong profits tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. Under the two-tiered profit tax rates regime, the first HK$2 million assessable is subject to Hong Kong profits tax at a rate of 8.25%, and the remaining profits are subject to a rate of 16.5%. The profits of Group entities not qualifying for the two-tiered profits tax rates regime will continue to be taxed at a flat rate of 16.5%. The tax impact of two-tiered tax bucket is deemed immaterial to the Group. The provision for Hong Kong Profits Tax is calculated by applying the estimated annual effective tax rate of 16.5%. Additionally, dividend payments by the subsidiaries incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax.

The income tax provision consisted of the following components:

	For the years ended March 31,
	2025	2024	2023
Current income tax expense	$—	$—	$—
Deferred income tax expense	(153,428)	(439,934)	(714,861)
Total income tax expense	$(153,428)	$(439,934)	$(714,861)

A reconciliation between the Group’s effective income tax rate and the provision under Hong Kong statutory tax rate is as follows:

	For the years ended March 31,
	2025	2024	2023
(Loss) income before income tax expenses	$(11,814,077)	$2,936,488	$3,795,566
Tax at applicable income tax rate (16.5%)	(1,949,323)	484,521	626,268
Tax effect of different tax rates in other jurisdictions	429,401	(76,256)	(3,151)
Tax effect on non-taxable income	(289)	(404)	(828)
Tax effect on under (over) provision in respect of prior year, net	76,902	—	—
Tax effect on non-deductible expenses	114,159	32,073	92,572
Tax effect on change in valuation allowance	1,482,578	—	—
Income tax expense	$153,428	$439,934	$714,861

As of March  31, 2025 and 2024, the significant components of the deferred tax assets were summarized below:

	As of March 31,
	2025	2024
Net operating loss carried forward	$614,768	$144,040
Share-based compensation	848,574	—
Others	19,236	8,743
Subtotal	1,482,578	152,783
Less: valuation allowance	(1,482,578)	—
Net deferred tax assets	$—	$152,783

The realization of deferred tax assets is dependent upon the generation of sufficient taxable income of the appropriate character in future periods. The Group regularly assesses the ability to realize its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Group weighs all available positive and negative evidence, including its earnings history and results of recent operations, projected future taxable income, and tax planning strategies.

As of March 31, 2025 and 2024, the Group had accumulated net operating loss carryforwards of $3.7 million and $0.9 million, respectively. For entities incorporated in Hong Kong and United States, net loss can be carried forward indefinitely. The Company evaluates its valuation allowance requirements at the end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law. However, ASC 740-10-30-21 indicates that, notwithstanding projections of future taxable income an entity may have, forming a conclusion that a valuation allowance is not needed is difficult when there are cumulative losses in recent years. As a result, as of March 31, 2025, the Company accrued full valuation allowance against the deferred tax assets based on the evidence.

Uncertain tax positions

The Group evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. The Group continues to assess the uncertain tax positions in accordance with applicable income tax guidance and based on changes in facts and circumstances. As of March 31, 2025 and 2024, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months.